UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/04 - 09/30/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. High Yield Fund, Inc.


Semi-Annual Report
September 30, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations. Although the most impressive earnings results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, fixed income markets provided modestly positive results. For the six-month and 12-month periods ended September 30, 2004, the Lehman Brothers Aggregate Bond Index returned +.68% and +3.68%, respectively; the Credit Suisse First Boston High Yield Index returned +4.30% and +13.32%; and the Citigroup Three-Month Treasury Bill Index returned +.56% and +1.04%. In terms of yield, the 10-year Treasury note recorded a yield of 4.14% at September 30, 2004, versus 3.96% at September 30, 2003. The three-month Treasury bill's yield was 1.71% at period-end, compared to .95% a year earlier.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



We are pleased to present to you

Merrill Lynch U.S. High Yield Fund, Inc.


B. Daniel Evans has been Vice President and Senior Portfolio Manager of the Fund since 2001. Mr. Evans has been a Managing Director of Merrill Lynch Investment Managers since 2004 and was a Director thereof from 2000 to 2004 and a Vice President from 1995 to 2000.
He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society.


Dan Evans
Senior Portfolio Manager



Table of Contents


A Letter From the President                                2
A Discussion With Your Fund's Portfolio Manager            4
Portfolio Information                                      6
Performance Data                                           7
Disclosure of Expenses                                    10
Fund Financial Statements                                 11
Fund Financial Highlights                                 14
Fund Notes to Financial Statements                        19
Master Schedule of Investments                            21
Master Financial Statements                               29
Master Financial Highlights                               31
Master Notes to Financial Statements                      32
Officers and Directors/Trustees                           35



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


We believe the Fund is positioned to provide a highly competitive fixed income return, with the potential to significantly outperform Treasury issues.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2004, Merrill Lynch U.S. High Yield Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.39%, +3.12%, +3.10%, +3.52% and +3.26%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 and 9 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +4.30% and the Lipper High Current Yield Funds category posted an average return of +3.43%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

Fund returns were similar to the Lipper category average but lagged the benchmark CSFB High Yield Index for the six-month period. Performance was highly competitive in the first half of the semi-annual period, but was hampered in the last three months by a modest short position in Treasury futures, a relatively large cash position and certain security selection.

We increased our cash position and added to a short position in U.S. Treasury futures in anticipation of rising interest rates (and falling bond prices). The Federal Reserve Board (the Fed) began tightening monetary policy in June 2004 with a 25 basis point (.25%) increase in the Federal Funds target interest rate. This was followed by two more interest rate hikes in August and September, bringing the target rate to 1.75% at period end after holding at a historic low of 1% since June 2003. When the Fed starts increasing short-term interest rates, one would expect long-term yields to move higher (as bond prices decline). This held true in the second quarter of 2004, as the 10-year Treasury yield increased from 3.86% at March 31 to a high of 4.89% at June 14. In the third quarter, however, bond prices rallied as their yields fell. The 10-year Treasury note ended the period with a yield of 4.14%. Under these circumstances, our cash reserves and short position in Treasury issues were a detriment in the final three months.

In terms of security selection, sectors that detracted from performance included consumers, food and tobacco, utilities, U.S. cable and international cable. Conversely, holdings in the chemicals, paper, broadcasting and wireless telecommunications sectors contributed positively to absolute and relative performance. We also took advantage of the healthy new-issue calendar over the past six months, which provided favorable attribution.


Describe conditions in the high yield market during the period.

For the most part, the high yield market remained strong throughout the past six months. The market gleaned support from a generally strong economic environment, a decline in default rates by high yield issuers and robust demand for the asset class on the part of both domestic and foreign investors.

The new-issue calendar has remained active thus far in 2004. As of September 30, year-to-date new issuance totaled some $104.2 billion in 414 transactions, with the majority of the proceeds used for bank loan and other debt repayment. At the same time, the default rate of high yield corporate borrowers has continued to decline. As reported by Moody's, the default rate fell sharply over the past two years, from 8.5% at the end of 2002 to under 4% at the beginning of 2004, to just 2% as of September 30. This trend, coupled with a healthy economy and muted inflation, has encouraged investment demand for the high yield borrowing sector.


What changes were made to the portfolio during the period?

Turnover was fairly active throughout the period. We eliminated or trimmed from the portfolio positions that we believe realized their potential, while also weeding out holdings that did not, in our view, qualify for continued inclusion. After entering 2004 in a fully invested position, we began selling securities heavily in mid January in anticipation of a market decline. We maintained a fairly healthy cash position from that point forward in an effort to ready the portfolio to reduce overall market exposure and take advantage of opportunities as they presented themselves.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



We were active participants in the new-issue market, and this provided additional yield opportunities for the portfolio. We believe the new-issue calendar will continue to be heavy in the months ahead as investment bankers and their clients move to take advantage of market receptivity to new financings and the large supply of funds committed to high yield investing, both domestic and international. Also, many corporations are accelerating their financings in anticipation of higher short- and long-term interest rates. We will continue to carefully review the new-issue calendar for compelling opportunities, and intend to participate selectively as we identify value.


How would you characterize the portfolio's position at the close of the period?

We believe the portfolio is positioned to outperform Treasury issues in fiscal year 2004-2005, with the potential to extract a high single-digit return from the high yield market. Although we do not expect the asset class to deliver the soaring total returns that it did in the 2002-2003 fiscal year, we do anticipate that the high yield sector will offer a competitive return relative to other fixed income alternatives.

On balance, we believe the economy will continue its growth into 2005. In our view, the economic "soft patch" that prompted the surprisingly low Treasury yields in recent months reflects the negative psychological impact of high oil prices, election uncertainties, continued upheaval in Iraq and concerns over terrorism. Based on analytical reviews and discussions with managements of companies in our portfolios, as well as others that are classified as high yield issuers, the consensus view is that the economy should continue to grow at a gradual pace. This would be supportive of good results from companies in the high yield sector, which also could be reflected in an even lower default rate going forward. Lending further support to the high yield asset class is the fact that demand continues to be strong. Substantial capital is being committed to the marketplace given the perceived relative total return opportunity. At the same time, foreign liquidity and the need for high-yielding assets are fueling demand for high yield product.

Our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with greater liquidity. We believe the high yield sector will produce a highly competitive total return in 2004, but expect the market may experience considerable volatility along the way, thereby providing trading opportunities. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade corporate issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value.

Given the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5%-15% of net assets, depending on our view of the market, and will continue to be short Treasury futures to offset market weakness associated with anticipated increases in Treasury yields.


B. Daniel Evans
Vice President and Senior Portfolio Manager


October 13, 2004



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Portfolio Information
                                                                                                                 Percent of
As of September 30, 2004                                                                                         Net Assets
Ten Largest Corporate Bond Holdings

Calpine Corporation*        Calpine has, perhaps more than any other merchant energy company, been negatively impacted by the existing combination of generation oversupply and high gas prices.
                            This situation has led to a reduction in average spark spreads, and consequently overall revenues, in many of the regions that the company operates in. It appears that Calpine has adequate short-term liquidity to complete its immediate capital expansion plan. This, along with expected near-neutral cash flows for 2004 and 2005,
                            should enable the company to weather the current downturn in power prices.                 2.8%

The Dow Jones CDX           This high yield debt index consists of 100 credit default swaps referencing a
Debt Index                  diversified debt index pool of U.S. high yield credits. The product is designed to provide investors with the ability to trade a liquid, diversified basket of
                            credits that is highly correlated with the U.S. high yield market.                         2.2

Qwest Communications        Qwest Communications is the incumbent phone operator (ILEC) for most of the
International Inc.*         Midwest United States. Having endured a lengthy period of accounting scandals, SEC reviews and financial distress, the new management team has brought the company back to sustainability. Qwest lags its peers in product offering, but has stepped up these efforts of late. The balance sheet has largely delevered from asset sales and cost cutting. Today debt sits at 4.8 times cash flow while the enterprise
                            valuation is 6.5 times.                                                                    2.2

HMP Equity Holdings*        Huntsman's earnings have stabilized and are expected to improve. Demand for
                            Huntsman's products has improved significantly with better economic activity, however high benzene and other crude oil derivative prices will probably keep profit improvements from reaching their full potential in 2004. The company announced that
                            they expect to pursue and IPO with proceeds going to repay HMP Equity debt.                2.1

Insight Communications      Insight is the ninth-largest cable operator in the United States, with roughly
Company, Inc.*              1.3 million subscribers in the Midwest. The company is 50% owned by Comcast but operates as a stand-alone entity. Insight has fared well in its mid-tier markets, in the face of a very productive year for the satellite providers. As a competitive response, Insight offers a bundle of video, modem and voice services. The company
                            is leveraged at 6.0 times, while its equity trades at 7.3 times cash flow.                 2.1

Commonwealth Brands, Inc.*  Commonwealth Brands is a low-cost manufacturer of cigarettes, including the USA
                            Gold, Bull Durham, Malibu and Montclair brands.                                            1.6

Star Gas Partners, LP       Star Gas is a leading heating oil and propane distributor. Star Gas public equity and bonds traded lower on the company's announcement that customer losses as a result of poor service and high heating oil prices will lead to the elimination of cash distributions to partnership equity investors. Negotiations necessary to the survival of the company are now underway with working capital lenders so that Star
                            Gas can borrow to buy heating oil for the winter heating season.                           1.5

Millicom International      Millicom reported results that were in line with expectations. Over the near term,
Cellular SA                 the two important issues that will impact this credit are the renewal of their Viet
                            Nam license (which accounts for 25% of the upstreamed EBITDA) as well as the renewal
                            of the Pakistan license.                                                                   1.5

PolyOne Corporation*        PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved credit profile. While PolyOne has benefited from improved manufacturing activity in 2004, a significant portion of the earnings improvement
                            is attributable to the cost-cutting measures.                                              1.4

Allied Waste                Allied Waste's debt securities recently came under pressure after it revised its
North America, Inc.*        2004 EBITDA guidance down by 3-4%. Although this represents only a modest reduction, it was the second downward revision to guidance in six months. Furthermore, Allied
                            Waste's performance lagged its peer group, which has been reporting slightly better
                            than expected results.                                                                     1.3

* Includes combined holdings and/or affiliates.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Portfolio Information (concluded)


Portfolio Profile as of September 30, 2004


Quality Ratings by                        Percent of
Standard & Poor's/Moody's          Total Investments

A/A                                             0.4%
BBB/Baa                                         2.7
BB/Ba                                           9.0
B/B                                            60.5
CCC/Caa                                        10.7
CC/Ca                                           1.0
NR (Not Rated)                                  3.0
Other*                                         12.7

* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.


                                          Percent of
Five Largest Industries*                  Net Assets

Chemicals                                       8.6%
Manufacturing                                   5.9
Utility                                         5.6
Food/Tobacco                                    5.6
Packaging                                       5.0

* For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% per year. In addition, Class C
Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Performance Data (concluded)


Recent Performance Results

                                                  6-Month          12-Month     Since Inception    Standardized
As of September 30, 2004                        Total Return     Total Return     Total Return     30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*      +3.39%           +11.25%          +21.14%           6.53%
ML U.S. High Yield Fund, Inc. Class B Shares*      +3.12            +10.68           +17.23            6.28
ML U.S. High Yield Fund, Inc. Class C Shares*      +3.10            +10.63           +16.86            6.23
ML U.S. High Yield Fund, Inc. Class I Shares*      +3.52            +11.52           +23.10            6.78
ML U.S. High Yield Fund, Inc. Class R Shares*      +3.26            +11.26           +36.02            6.56
CSFB High Yield Index**                            +4.30            +13.32       +41.36/+33.36          --
Merrill Lynch High Yield Master Index***           +3.72            +12.23       +38.84/+34.37          --
Ten-Year U.S. Treasury Securities****              -0.05            + 3.14        +47.75/+7.73          --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are from 5/01/98 for Class A,
     Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

  ** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total returns are from 5/31/98 and 1/31/03.

 *** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Since inception total returns are from 5/01/98 and 1/03/03.

**** Since inception total returns are from 5/01/98 and 1/03/03.


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 9/30/04                  +11.25%          + 6.80%
Five Years Ended 9/30/04                + 4.06           + 3.21
Inception (5/01/98)
through 9/30/04                         + 3.03           + 2.38

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/04                  +10.68%          + 6.68%
Five Years Ended 9/30/04                + 3.53           + 3.27
Inception (5/01/98)
through 9/30/04                         + 2.51           + 2.51

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/04                  +10.63%          + 9.63%
Five Years Ended 9/30/04                + 3.48           + 3.48
Inception (5/01/98)
through 9/30/04                         + 2.46           + 2.46

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/04                  +11.52%          + 7.06%
Five Years Ended 9/30/04                + 4.32           + 3.47
Inception (5/01/98)
through 9/30/04                         + 3.29           + 2.64

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



Class R Shares                                        Return

One Year Ended 9/30/04                                 +11.26%
Inception (1/03/03) through 9/30/04                    +19.34



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                                               Ending       During the Period*
                                                          Beginning        Account Value     April 1, 2004 to
                                                        Account Value      September 30,      September 30,
                                                        April 1, 2004           2004               2004
Actual

Class A                                                     $1,000           $1,033.90            $5.46
Class B                                                     $1,000           $1,031.20            $8.05
Class C                                                     $1,000           $1,031.00            $8.31
Class I                                                     $1,000           $1,035.20            $4.17
Class R                                                     $1,000           $1,032.60            $6.73

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,019.70            $5.42
Class B                                                     $1,000           $1,017.14            $8.00
Class C                                                     $1,000           $1,016.89            $8.25
Class I                                                     $1,000           $1,020.97            $4.14
Class R                                                     $1,000           $1,018.45            $6.68

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.07% for Class A, 1.58% for Class B, 1.63% for Class C, .82% for Class I and 1.32% for Class R),
   multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statement of Assets and Liabilities                                                Merrill Lynch U.S. High Yield Fund, Inc.

As of September 30, 2004
Assets

           Investment in Master U.S. High Yield Trust, at value
           (identified cost--$482,623,797)                                                                  $   461,448,654
           Prepaid expenses                                                                                          66,169
                                                                                                            ---------------
           Total assets                                                                                         461,514,823
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $       730,590
               Distributor                                                                        222,225
               Other affiliates                                                                    74,436
               Administrator                                                                       12,705         1,039,956
                                                                                          ---------------
           Accrued expenses                                                                                          27,924
                                                                                                            ---------------
           Total liabilities                                                                                      1,067,880
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   460,446,943
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,036,161
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          3,671,422
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,390,418
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,015,682
           Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             17,190
           Paid-in capital in excess of par                                                                     698,964,925
           Undistributed investment income--net                                           $     2,780,365
           Accumulated realized capital losses allocated from the Trust--net                (227,254,077)
           Unrealized depreciation allocated from the Trust--net                             (21,175,143)
                                                                                          ---------------
           Total accumulated losses--net                                                                      (245,648,855)
                                                                                                            ---------------
           Net Assets                                                                                       $   460,446,943
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $66,914,146 and 10,361,614 shares outstanding                    $          6.46
                                                                                                            ===============
           Class B--Based on net assets of $237,067,644 and 36,714,221 shares outstanding                   $          6.46
                                                                                                            ===============
           Class C--Based on net assets of $89,776,818 and 13,904,180 shares outstanding                    $          6.46
                                                                                                            ===============
           Class I--Based on net assets of $65,577,985 and 10,156,824 shares outstanding                    $          6.46
                                                                                                            ===============
           Class R--Based on net assets of $1,110,350 and 171,902 shares outstanding                        $          6.46
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statement of Operations                                                            Merrill Lynch U.S. High Yield Fund, Inc.

For the Six Months Ended September 30, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Interest (including $335,927 from affiliates)                                                $    19,238,095
               Dividends                                                                                            665,733
               Other                                                                                                 17,319
               Expenses                                                                                         (1,037,893)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                        18,883,254
                                                                                                            ---------------

Expenses

           Account maintenance and distribution fees--Class B                             $       945,453
           Administration fees                                                                    599,713
           Account maintenance and distribution fees--Class C                                     373,180
           Transfer agent fees--Class B                                                           132,317
           Account maintenance fees--Class A                                                       89,580
           Transfer agent fees--Class C                                                            49,220
           Registration fees                                                                       37,964
           Printing and shareholder reports                                                        36,522
           Transfer agent fees--Class A                                                            32,143
           Transfer agent fees--Class I                                                            27,767
           Professional fees                                                                       13,023
           Account maintenance and distribution fees--Class R                                       2,029
           Transfer agent fees--Class R                                                               367
           Other                                                                                   17,645
                                                                                          ---------------
           Total expenses                                                                                         2,356,923
                                                                                                            ---------------
           Investment income--net                                                                                16,526,331
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized loss allocated from the Trust on:
               Investments--net                                                               (9,278,920)
               Futures contracts and swaps--net                                                 (454,508)       (9,733,428)
                                                                                          ---------------
           Change in unrealized depreciation allocated from the Trust--net                                        7,521,741
                                                                                                            ---------------
           Total realized and unrealized loss allocated from the Trust--net                                     (2,211,687)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    14,314,644
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statements of Changes in Net Assets                                                Merrill Lynch U.S. High Yield Fund, Inc.

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                            September 30,       March 31,
Increase (Decrease) in Net Assets:                                                               2004              2004
Operations

           Investment income--net                                                         $    16,526,331   $    40,107,177
           Realized loss allocated from the Trust--net                                        (9,733,428)      (29,762,931)
           Change in unrealized depreciation allocated from the Trust--net                      7,521,741        95,004,168
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                14,314,644       105,348,414
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (2,610,379)       (6,236,295)
               Class B                                                                        (8,536,217)      (22,924,562)
               Class C                                                                        (3,134,391)       (8,212,068)
               Class I                                                                        (2,329,858)       (5,252,473)
               Class R                                                                           (28,677)           (5,002)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (16,639,522)      (42,630,400)
                                                                                          ---------------   ---------------

Capital Stock Transactions

           Net decrease in net assets derived from capital share transactions                (48,726,925)      (26,695,960)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          2,109                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (51,049,694)        36,022,054
           Beginning of period                                                                511,496,637       475,474,583
                                                                                          ---------------   ---------------
           End of period*                                                                 $   460,446,943   $   511,496,637
                                                                                          ===============   ===============
              * Undistributed investment income--net                                      $     2,780,365   $     2,893,556
                                                                                          ===============   ===============

                See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Financial Highlights                                                               Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period              $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .23*         .50*         .56*         .67*          .93
           Realized and unrealized gain (loss) and
           allocated from the Trust--net                          (.09)          .76        (.37)        (.80)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .14         1.26          .19        (.13)        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.16)        (.53)        (.55)        (.65)        (.92)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.16)        (.53)        (.55)        (.65)        (.93)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.46   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                  3.39%+++       22.40%        3.70%      (1.71%)      (6.08%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                           1.07%**        1.05%        1.08%        1.06%        1.01%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               7.24%**        7.88%        9.73%       10.71%       11.56%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   66,914   $   75,425   $   61,749   $   78,704   $   76,904
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       41.56%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Annualized.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period              $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .22*         .47*         .52*         .65*          .89
           Realized and unrealized gain (loss) and
           allocated from the Trust--net                          (.09)          .76        (.36)        (.81)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .13         1.23          .16        (.16)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.15)        (.50)        (.52)        (.62)        (.88)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.15)        (.50)        (.52)        (.62)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.46   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                  3.12%+++       21.78%        3.17%      (2.21%)      (6.56%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                           1.58%**        1.57%        1.60%        1.58%        1.52%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               6.72%**        7.39%        9.31%       10.29%       11.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  237,068   $  273,471   $  275,334   $  334,584   $  373,545
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       41.56%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Annualized.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period              $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .21*         .46*         .52*         .65*          .89
           Realized and unrealized gain (loss) and
           allocated from the Trust--net                          (.09)          .76        (.37)        (.81)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .12         1.22          .15        (.16)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.14)        (.49)        (.51)        (.62)        (.88)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.14)        (.49)        (.51)        (.62)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.46   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                  3.10%+++       21.73%        3.12%      (2.26%)      (6.61%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                           1.63%**        1.62%        1.65%        1.63%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               6.67%**        7.32%        9.27%       10.20%       11.02%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   89,777   $  102,883   $   89,033   $   92,234   $   85,821
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       41.56%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Annualized.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                             Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002        2001++++
Per Share Operating Performance

           Net asset value, beginning of period              $     6.48   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                  .24*         .52*         .56*         .68*          .85
           Realized and unrealized gain (loss) and
           allocated from the Trust--net                          (.10)          .75        (.36)        (.79)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .14         1.27          .20        (.11)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.16)        (.54)        (.56)        (.67)        (.84)
               In excess of investment income--net                   --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.16)        (.54)        (.56)        (.67)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.46   $     6.48   $     5.75   $     6.11   $     6.89
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                  3.52%+++       22.70%        3.96%      (1.46%)      (5.84%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses++                                            .82%**         .80%         .83%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                               7.48%**        8.16%       10.13%       10.85%       11.64%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   65,578   $   59,348   $   49,359   $   38,200   $   23,662
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                       41.56%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Annualized.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Financial Highlights (concluded)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                               Class R

The following per share data and ratios have been derived                      For the Six     For the      For the Period
from information provided in the financial statements.                         Months Ended   Year Ended  January 3, 2003++
                                                                              September 30,   March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                            2004          2004            2003

Per Share Operating Performance

           Net asset value, beginning of period                               $       6.48    $       5.75     $       5.49
                                                                              ------------    ------------     ------------
           Investment income--net***                                                   .23             .43              .14
           Realized and unrealized gain (loss) allocated from the Trust--net         (.10)             .82              .26
                                                                              ------------    ------------     ------------
           Total from investment operations                                            .13            1.25              .40
                                                                              ------------    ------------     ------------
           Less dividends from investment income--net                                (.15)           (.52)            (.14)
                                                                              ------------    ------------     ------------
           Net asset value, end of period                                     $       6.46    $       6.48     $       5.75
                                                                              ============    ============     ============

Total Investment Return**

           Based on net asset value per share                                     3.26%+++          22.74%         7.33%+++
                                                                              ============    ============     ============

Ratios to Average Net Assets

           Expenses++++                                                             1.31%*           1.26%           1.29%*
                                                                              ============    ============     ============
           Investment income--net                                                   6.98%*           7.61%           9.42%*
                                                                              ============    ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                           $      1,110    $        370          --+++++
                                                                              ============    ============     ============
           Portfolio turnover of the Trust                                          41.56%         119.94%           81.87%
                                                                              ============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes the Fund's share of the Trust's allocated expenses.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements
Merrill Lynch U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2004 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Merrill Lynch U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .50%
Class C                                     .25%               .55%
Class R                                     .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                            FAMD             MLPF&S

Class A                                 $  1,425           $  8,875
Class I                                 $      2           $     25


For the six months ended September 30, 2004, MLPF&S received contingent deferred sales charges of $213,457 and $9,223 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), a subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $48,726,925 and $26,695,960 for the six months ended September 30, 2004 and for the year ended March 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              397,736    $     2,562,224
Automatic conversion of shares           245,808          1,581,012
Shares issued to shareholders
   in reinvestment of dividends          159,802          1,027,759
                                 ---------------    ---------------
Total issued                             803,346          5,170,995
Shares redeemed                      (2,074,109)       (13,367,601)
                                 ---------------    ---------------
Net decrease                         (1,270,763)    $   (8,196,606)
                                 ===============    ===============


Class A Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            5,438,774    $    34,001,339
Automatic conversion of shares           826,406          5,174,593
Shares issued to shareholders
   in reinvestment of dividends          378,028          2,380,885
                                 ---------------    ---------------
Total issued                           6,643,208         41,556,817
Shares redeemed                      (5,753,797)       (36,402,925)
                                 ---------------    ---------------
Net increase                             889,411    $     5,153,892
                                 ===============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              836,691    $     5,386,146
Shares issued to shareholders
   in reinvestment of dividends          526,318          3,384,772
                                 ---------------    ---------------
Total issued                           1,363,009          8,770,918
Automatic conversion of shares         (245,808)        (1,581,012)
Shares redeemed                      (6,584,511)       (42,324,623)
                                 ---------------    ---------------
Net decrease                         (5,467,310)    $  (35,134,717)
                                 ===============    ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)
Merrill Lynch U.S. High Yield Fund, Inc.




Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            6,118,224    $    37,854,176
Shares issued to shareholders
   in reinvestment of dividends        1,515,118          9,506,917
                                 ---------------    ---------------
Total issued                           7,633,342         47,361,093
Automatic conversion of shares         (826,406)        (5,174,593)
Shares redeemed                     (12,536,094)       (78,909,754)
                                 ---------------    ---------------
Net decrease                         (5,729,158)    $  (36,723,254)
                                 ===============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              643,521    $     4,140,840
Shares issued to shareholders
   in reinvestment of dividends          238,481          1,533,752
                                 ---------------    ---------------
Total issued                             882,002          5,674,592
Shares redeemed                      (2,847,635)       (18,295,296)
                                 ---------------    ---------------
Net decrease                         (1,965,633)    $  (12,620,704)
                                 ===============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,954,303    $    30,610,481
Shares issued to shareholders
   in reinvestment of dividends          645,225          4,049,402
                                 ---------------    ---------------
Total issued                           5,599,528         34,659,883
Shares redeemed                      (5,222,648)       (32,926,932)
                                 ---------------    ---------------
Net increase                             376,880    $     1,732,951
                                 ===============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                            3,021,250    $    19,464,124
Shares issued to shareholders
   in reinvestment of dividends           57,687            370,766
                                 ---------------    ---------------
Total issued                           3,078,937         19,834,890
Shares redeemed                      (2,076,894)       (13,349,748)
                                 ---------------    ---------------
Net increase                           1,002,043    $     6,485,142
                                 ===============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            9,376,287    $    58,154,862
Shares issued to shareholders
   in reinvestment of dividends          207,926          1,305,255
                                 ---------------    ---------------
Total issued                           9,584,213         59,460,117
Shares redeemed                      (9,019,022)       (56,693,136)
                                 ---------------    ---------------
Net increase                             565,191    $     2,766,981
                                 ===============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
September 30, 2004                        Shares             Amount

Shares sold                              128,831    $       830,355
Shares issued to shareholders
   in reinvestment of dividends            4,263             27,437
                                 ---------------    ---------------
Total issued                             133,094            857,792
Shares redeemed                         (18,252)          (117,832)
                                 ---------------    ---------------
Net increase                             114,842    $       739,960
                                 ===============    ===============


Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               59,053    $       386,623
Shares issued to shareholders
   in reinvestment of dividends              680              4,436
                                 ---------------    ---------------
Total issued                              59,733            391,059
Shares redeemed                          (2,692)           (17,589)
                                 ---------------    ---------------
Net increase                              57,041    $       373,470
                                 ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended September 30, 2004, the Fund charged redemption fees of $2,109.


4. Capital Loss Carryforward:
On March 31, 2004, the Fund had a net capital loss carry-forward of $213,029,513, of which $15,062,164 expires in 2009; $47,658,889 expires in 2010; $82,007,747 expires in 2011 and $68,300,713 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments                                                                        Master U.S. High Yield Trust

                    S&P       Moody's  Face
Industry++          Ratings   Ratings  Amount     Corporate Bonds                                                   Value
Aerospace &         CCC+      Caa2  $  250,000    Hexcel Corporation, 9.75% due 1/15/2009                     $     262,500
Defense--0.4%       BB-       Ba3      475,000    L-3 Communications Corporation, 6.125% due 7/15/2013              480,938
                    B-        Caa1     425,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (d)             439,875
                    B-        B3       400,000    TD Funding Corp., 8.375% due 7/15/2011                            428,000
                                                                                                              -------------
                                                                                                                  1,611,313

Airlines--1.3%      BB        B1     5,000,000    American Airlines, Inc., 7.80% due 4/01/2008                    4,158,504
                    B+        B2       528,386    Continental Airlines, Inc., 6.541% due 9/15/2009                  455,576
                    CCC-      Ca     2,675,000    Evergreen International Aviation, Inc., 12% due 5/15/2010       1,605,000
                                                                                                              -------------
                                                                                                                  6,219,080

Automotive--1.8%    CCC+      Caa1   1,700,000    Advanced Accessory Holdings Corp., 13.25%** due 1215/2011         680,000
                    B         B3     2,000,000    Asbury Automotive Group, Inc., 8% due 3/15/2014                 1,970,000
                    B         Caa1   5,914,000    Metaldyne Corporation, 11% due 6/15/2012                        4,701,630
                    CCC+      B3       825,000    Remy International, Inc., 9.375% due 4/15/2012                    808,500
                    B-        B2       200,000    Tenneco Automotive Inc., 10.25% due 7/15/2013                     228,000
                                                                                                              -------------
                                                                                                                  8,388,130

Broadcasting--2.6%  B-        B2       325,000    Fisher Communications, Inc., 8.625% due 9/15/2014 (d)             338,000
                    CCC       B3     6,100,000    Granite Broadcasting Corporation, 9.75% due 12/01/2010          5,642,500
                    CCC       Caa1   5,225,000    Paxson Communications Corporation, 12.272%** due 1/15/2009      4,480,438
                                                  Young Broadcasting Inc.:
                    B         B2       250,000        8.50% due 12/15/2008                                          265,625
                    CCC+      Caa1   1,100,000        8.75% due 1/15/2014                                         1,056,000
                                                                                                              -------------
                                                                                                                 11,782,563

Cable--             B         B2     2,475,000    Kabel Deutschland GmbH, 10.625% due 7/01/2014 (d)               2,697,750
International--     B-        B3       250,000    NTL Cable PLC, 8.75% due 4/15/2014 (d)                            270,625
0.7%                                                                                                          -------------
                                                                                                                  2,968,375

Cable--U.S.--6.1%   NR*       NR*    1,925,000    Adelphia Communications Corporation, 6% due 2/15/2006
                                                  (Convertible) (b)                                                 519,750
                    BB-       B1       900,000    CSC Holdings, Inc., 7.625% due 4/01/2011                          948,375
                                                  Charter Communications Holdings, LLC:
                    CCC-      Ca     1,981,000        8.625% due 4/01/2009                                        1,540,227
                    CCC-      Ca     3,000,000        10% due 4/01/2009                                           2,430,000
                    CCC-      Ca     1,200,000        9.625% due 11/15/2009                                         945,000
                    B-        Caa2   8,150,000    Insight Communications Company, Inc., 12.328%** due
                                                  2/15/2011                                                       7,620,250
                    B+        B2     1,725,000    Insight Midwest, LP, 9.75% due 10/01/2009                       1,802,625
                    NR*       NR*    4,419,000    Loral Cyberstar, Inc., 10% due 7/15/2006 (b)                    3,491,010
                    B+        B2     3,250,000    PanAmSat Corporation, 9% due 8/15/2014 (d)                      3,380,000
                    CCC+      Caa1   5,400,000    Rainbow National Services LLC, 10.375% due 9/01/2014 (d)        5,656,500
                                                                                                              -------------
                                                                                                                 28,333,737

Chemicals--8.6%     B-        B3     2,725,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                  6/15/2014 (d)                                                   2,943,000
                    B         B1     2,400,000    Crompton Corporation, 9.875% due 8/01/2012 (d)                  2,520,000
                    CCC+      NR*   10,300,000    HMP Equity Holdings Corporation, 21.119%** due 5/15/2008        6,489,000
                    CCC+      Caa1   2,925,000    Huntsman International LLC, 9.875% due 3/01/2009                3,224,813
                    B-        B3       250,000    Innophos, Inc., 8.875% due 8/15/2014 (d)                          266,250
                    B+        B1       250,000    Invista, 9.25% due 5/01/2012 (d)                                  266,875
                    BB-       Ba3    4,750,000    MacDermid, Inc., 9.125% due 7/15/2011                           5,296,250
                                                  Nalco Company (d):
                    B-        B2       800,000        7.75% due 11/15/2011                                          848,000
                    B-        Caa1   1,200,000        8.875% due 11/15/2013                                       1,290,000
                    BB-       B2     3,900,000    Omnova Solutions Inc., 11.25% due 6/01/2010                     4,368,000
                                                  PolyOne Corporation:
                    B+        B3     4,025,000        10.625% due 5/15/2010                                       4,407,375
                    B+        B3     1,900,000        8.875% due 5/01/2012                                        1,938,000


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                    S&P       Moody's  Face
Industry++          Ratings   Ratings  Amount     Corporate Bonds                                                   Value
Chemicals           CCC+      B3    $  250,000    Rhodia SA, 7.625% due 6/01/2010                             $     233,125
(concluded)         B-        B3     2,175,000    Rockwood Specialties Group, Inc., 10.625% due 5/15/2011         2,392,500
                    B-        Caa1   2,300,000    Terra Capital, Inc., 11.50% due 6/01/2010                       2,599,000
                    B-        B3       500,000    United Agri Products, Inc., 8.25% due 12/15/2011 (d)              540,000
                                                                                                              -------------
                                                                                                                 39,622,188

Consumer            B-        B3       250,000    Amscan Holdings, Inc., 8.75% due 5/01/2014 (d)                    255,000
Products--1.3%      B+        B1     1,825,000    Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                  1,989,250
                    CCC+      B2     2,375,000    Remington Arms Company, Inc., 10.50% due 2/01/2011              2,256,250
                    B-        B3       200,000    Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (d)            203,250
                    B-        B3     1,150,000    United Industries Corporation, 9.875% due 4/01/2009             1,201,750
                                                                                                              -------------
                                                                                                                  5,905,500

Diversified         B         B3     1,175,000    Dex Media, Inc., 8% due 11/15/2013                              1,233,750
Media--3.5%         B         B2     2,002,000    Dex Media West LLC, 9.875% due 8/15/2013                        2,352,350
                    B-        Caa1   4,500,000    HM Publishing Corporation, 11.50%** due 10/15/2013 (d)          2,722,500
                    BBB-      Baa3   4,700,000    Liberty Media Corporation, 0.75% due 3/30/2023
                                                  (Convertible)                                                   5,046,625
                    B         B1     1,078,000    PEI Holdings, Inc., 11% due 3/15/2010                           1,251,828
                    B         B3     3,500,000    Primedia Inc., 7.625% due 4/01/2008                             3,456,250
                    B-        B2       250,000    Universal City Development Partners, Ltd., 11.75% due
                                                  4/01/2010                                                         291,250
                                                                                                              -------------
                                                                                                                 16,354,553

Energy--Other--     B         B2       250,000    Ferrellgas Partners LP, 8.75% due 6/15/2012                       275,000
4.1%                BBB       Baa2   3,000,000    Halliburton Company, 3.125% due 7/15/2023
                                                  (Convertible) (d)                                               3,416,250
                    CCC       B3     3,700,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                       3,774,000
                    B-        B2     1,121,000    Parker Drilling Company, 10.125% due 11/15/2009                 1,189,661
                    B         B3     6,425,000    Star Gas Partners, LP, 10.25% due 2/15/2013                     7,035,375
                    D         Ca     6,890,000    Trico Marine Services, Inc., 8.875% due 5/15/2012 (b)           3,031,600
                                                                                                              -------------
                                                                                                                 18,721,886

Financial--1.5%     BB        Ba3    3,725,000    Crum & Forster Holdings Corp., 10.375% due 6/15/2013            3,976,437
                    B         B3     2,700,000    Refco Finance Holdings LLC, 9% due 8/01/2012 (d)                2,882,250
                                                                                                              -------------
                                                                                                                  6,858,687

Food & Drug--0.6%   CCC+      B3     3,000,000    Duane Reade Inc., 9.75% due 8/01/2011 (d)                       2,835,000

Food/Tobacco--5.6%  B         B3     1,850,000    American Seafoods Group LLC, 10.125% due 4/15/2010              1,979,500
                    NR*       NR*      659,335    Archibald Candy Corporation, 10% due 11/01/2007 (b)               151,647
                    B         B2       400,000    Chiquita Brands International, Inc., 7.50% due
                                                  11/01/2014 (d)                                                    400,000
                                                  Commonwealth Brands, Inc.: (d)
                    B-        B2     3,000,000        9.75% due 4/15/2008                                         3,120,000
                    B-        B3     3,925,000        10.625% due 9/01/2008                                       4,082,000
                    CCC       B2     2,175,000    Doane Pet Care Company, 10.75% due 3/01/2010                    2,321,812
                                                  Dole Food Company, Inc.:
                    B+        B2     1,875,000        7.25% due 6/15/2010                                         1,935,937
                    B+        B2     2,375,000        8.875% due 3/15/2011                                        2,582,812
                    B-        B3     2,000,000    Merisant Company, 9.50% due 7/15/2013 (d)                       1,900,000
                    CCC+      B3     4,325,000    Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011            4,216,875
                    B-        Caa1   4,375,000    Tabletop Holdings, Inc., 12.302%** due 5/15/2014 (d)            2,275,000
                    B+        B2       850,000    The Wornick Company, 10.875% due 7/15/2011 (d)                    909,500
                                                                                                              -------------
                                                                                                                 25,875,083

Gaming--3.5%        B+        B1       250,000    Boyd Gaming Corporation, 8.75% due 4/15/2012                      278,750
                    B         B2     4,770,000    The Majestic Star Casino, LLC, 9.50% due 10/15/2010             4,865,400
                    BB-       Ba3    2,000,000    Mandalay Resort Group, 10.25% due 8/01/2007                     2,270,000
                    BB-       Ba3      850,000    Mohegan Tribal Gaming Authority, 7.125% due 8/15/2014 (d)         890,375
                    B-        B3       250,000    Premier Entertainment Biloxi LLC, 10.75% due 2/01/2012            263,750
                    B         B2     3,675,000    Resorts International Hotel And Casino, Inc., 11.50%
                                                  due 3/15/2009                                                   4,226,250
                    B-        B2     2,025,000    Venetian Casino Resort, LLC, 11% due 6/15/2010 (d)              2,343,938
                    CCC+      B3       903,000    Wynn Las Vegas, LLC, 12% due 11/01/2010                         1,128,750
                                                                                                              -------------
                                                                                                                 16,267,213


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                    S&P       Moody's  Face
Industry++          Ratings   Ratings  Amount     Corporate Bonds                                                   Value
Health Care--3.9%   B-        B3    $3,950,000    Alpharma, Inc., 8.625% due 5/01/2011 (d)                    $   4,048,750
                    A-        NR*    1,900,000    Chiron Corporation (Convertible), 2.75% due 6/30/2034 (d)       1,985,500
                    B-        B3       250,000    Concentra Operating Corporation, 9.125% due 6/01/2012 (d)         273,750
                    B+        Ba3    1,181,000    Fresenius Medical Care Capital Trust II, 7.875% due
                                                  2/01/2008                                                       1,290,242
                    NR*       NR*    1,850,000    HealthSouth Corporation, Term A, due 1/16/2011***               1,937,875
                    B-        B3     1,975,000    Team Health, Inc., 9% due 4/01/2012 (d)                         1,965,125
                    B-        B3     1,275,000    Tenet Healthcare Corporation, 9.875% due 7/01/2014 (d)          1,332,375
                    B-        B3     2,650,000    US Oncology, Inc., 10.75% due 8/15/2014 (d)                     2,722,875
                    B         B3       250,000    VWR International, Inc., 8% due 4/15/2014 (d)                     264,375
                    CCC+      Caa1   1,075,000    Vanguard Health Holding Company II, LLC, 9% due
                                                  10/01/2014 (d)                                                  1,077,688
                    BB        Ba3    1,000,000    Ventas Realty, LP, 9% due 5/01/2012                             1,140,000
                                                                                                              -------------
                                                                                                                 18,038,555

Housing--0.8%                                     Building Materials Corporation of America:
                    B+        B2       500,000        8% due 12/01/2008                                             513,750
                    B+        B2     1,350,000        7.75% due 8/01/2014 (d)                                     1,336,500
                    B-        B3     1,625,000    Nortek, Inc., 8.50% due 9/01/2014 (d)                           1,702,188
                                                                                                              -------------
                                                                                                                  3,552,438

Hybrid--2.2%        NR*       B3    10,000,000    Dow Jones CDX.NA.HY.3 Trust 3 December 2009, 8% due
                                                  12/29/2009 (d)                                                 10,018,750

Information         B         B1     1,425,000    Amkor Technology, Inc., 7.125% due 3/15/2011                    1,168,500
Technology--0.5%    B-        NR*    1,000,000    Cypress Semiconductor Corporation, 1.25% due 6/15/2008
                                                  (Convertible)                                                     961,250
                                                                                                              -------------
                                                                                                                  2,129,750

Leisure--3.0%       B-        B1     1,000,000    FelCor Lodging LP, 9% due 6/01/2011                             1,100,000
                    B+        Ba3    5,000,000    Host Marriott, LP, 8.375% due 2/15/2006                         5,275,000
                    B+        B1     2,225,000    Intrawest Corporation, 7.50% due 10/15/2013                     2,305,656
                    B         B2       300,000    John Q. Hammons Hotels, L.P., 8.875% due 5/15/2012                334,500
                                                  MeriStar Hospitality Operating Partnership, LP:
                    CCC+      B2     3,000,000        9% due 1/15/2008                                            3,135,000
                    CCC+      B2     1,225,000        10.50% due 6/15/2009                                        1,341,375
                    CCC+      B3       250,000    True Temper Sports, Inc., 8.375% due 9/15/2011                    232,500
                                                                                                              -------------
                                                                                                                 13,724,031

Manufacturing--                                   Case New Holland Inc.: (d)
5.9%                BB-       Ba3    3,000,000        6% due 6/01/2009                                            2,970,000
                    BB-       Ba3    2,350,000        9.25% due 8/01/2011                                         2,632,000
                    B-        B3     1,750,000    Columbus McKinnon Corporation, 10% due 8/01/2010                1,925,000
                    B-        B3     3,125,000    EaglePicher Incorporated, 9.75% due 9/01/2013                   3,187,500
                    B-        B3       200,000    Erico International Corporation, 8.875% due 3/01/2012             207,000
                    B-        B3     4,200,000    FastenTech, Inc., 11.50% due 5/01/2011 (d)                      4,725,000
                    B-        B3     3,325,000    Invensys PLC, 9.875% due 3/15/2011 (d)                          3,408,125
                    B-        Caa1   1,850,000    Mueller Group, Inc., 10% due 5/01/2012 (d)                      1,998,000
                    B-        B3       400,000    Rexnord Corporation, 10.125% due 12/15/2012                       452,000
                    B-        Caa1     925,000    Sensus Metering Systems Inc., 8.625% due 12/15/2013 (d)           943,500
                    B         B3     4,250,000    Superior Essex Communications LLC, 9% due 4/15/2012 (d)         4,250,000
                    B         B3       225,000    TriMas Corporation, 9.875% due 6/15/2012                          233,438
                    B+        Ba3      250,000    Valmont Industries, Inc., 6.875% due 5/01/2014 (d)                257,500
                                                                                                              -------------
                                                                                                                 27,189,063


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                    S&P       Moody's  Face
Industry++          Ratings   Ratings  Amount     Corporate Bonds                                                   Value
Metal--Other--0.3%  NR*       Ca    $7,500,000    Kaiser Aluminum & Chemical Corporation, 12.75% due
                                                  2/01/2003 (b)                                               $   1,518,750

Packaging--5.0%     CCC       B3     2,175,000    Consolidated Container Company LLC, 10.75%** due
                                                  6/15/2009 (d)                                                   1,750,875
                                                  Crown Euro Holdings SA:
                    B+        B1     1,800,000        9.50% due 3/01/2011                                         2,007,000
                    B         B2     2,100,000        10.875% due 3/01/2013                                       2,441,250
                    CCC+      Caa1   1,550,000    Graham Packaging Company, 8.75% due 1/15/2008                   1,598,437
                                                  Graham Packaging Company, LP: (d)
                    CCC+      Caa1     400,000        8.50% due 10/15/2012                                          408,000
                    CCC+      Caa2     450,000        9.875% due 10/15/2014                                         460,687
                    CCC+      Caa2     850,000    Graham Packaging Holdings Company, 10.75%** due 01/15/2009        884,000
                                                  Pliant Corporation:
                    B-        B3     1,650,000        11.125% due 9/01/2009                                       1,716,000
                    B-        Caa2   2,850,000        13% due 6/01/2010                                           2,451,000
                    B-        B2     4,800,000    Portola Packaging, Inc., 8.25% due 2/01/2012                    3,768,000
                    CCC       Caa1     250,000    Tekni-Plex, Inc., 8.75% due 11/15/2013 (d)                        237,500
                                                  U.S. Can Corporation:
                    CCC+      Caa1     700,000        10.875% due 7/15/2010                                         719,250
                    CCC+      Caa2   4,000,000        12.375% due 10/01/2010                                      3,680,000
                    B         B2     1,050,000    Wise Metals Group LLC, 10.25% due 5/15/2012 (d)                 1,055,250
                                                                                                              -------------
                                                                                                                 23,177,249

Paper--3.1%         B+        B2     1,250,000    Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012 (d)             1,262,500
                    BB+       Ba2    2,750,000    Georgia-Pacific Corporation, 9.375% due 2/01/2013               3,238,125
                                                  Graphic Packaging International Inc.:
                    B-        B2       100,000        8.50% due 8/15/2011                                           111,750
                    B-        B3       669,000        9.50% due 8/15/2013                                           764,333
                    B         B3     4,000,000    JSG Funding PLC, 9.625% due 10/01/2012                          4,520,000
                    B         B2       250,000    Jefferson Smurfit Corporation, 7.50% due 6/01/2013                263,750
                    B+        B2       200,000    Millar Western Forest Products Ltd., 7.75% due 11/15/2013         210,000
                    B+        B2       500,000    Riverside Forest Products Ltd., 7.875% due 3/01/2014              530,000
                    BB-       Ba3      250,000    Tembec Industries, Inc., 8.625% due 6/30/2009                     256,250
                    NR*       NR*    2,890,000    Western Forest Products Inc., 15% due 7/28/2009 (c)             3,236,800
                                                                                                              -------------
                                                                                                                 14,393,508

Retail--0.3%        B         B3     1,400,000    The Jean Coutu Group, Inc., 8.50% due 8/01/2014 (d)             1,389,500

Services--4.7%                                    Allied Waste North America, Inc.:
                    BB-       B2     3,000,000        5.75% due 2/15/2011                                         2,850,000
                    B+        Caa1   3,325,000        7.375% due 4/15/2014                                        3,200,312
                    NR*       NR*    9,011,855    Anthony Crane Rental, LP, 9.375% due 2/01/2008 (b)(c)             135,178
                    B         B2     2,925,000    Buhrmann US Inc., 8.25% due 7/01/2014 (d)                       2,925,000
                    BB-       Ba3    4,925,000    The Shaw Group Inc., 10.75% due 3/15/2010                       5,171,250
                    B+        B2     4,975,000    United Rentals (North America), Inc., 7.75% due
                                                  11/15/2013 (d)                                                  4,664,063
                    CCC       Ca       850,000    Waste Services, Inc., 9.50% due 4/15/2014 (d)                     807,500
                                                  Williams Scotsman, Inc.:
                    B-        B3     1,375,000        9.875% due 6/01/2007                                        1,316,563
                    B         B2       675,000        10% due 8/15/2008                                             723,938
                                                                                                              -------------
                                                                                                                 21,793,804


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                    S&P       Moody's  Face
Industry++          Ratings   Ratings  Amount     Corporate Bonds                                                   Value
Steel--0.1%         B         B2    $  500,000    UCAR Finance Inc., 10.25% due 2/15/2012                     $     572,500

Telecommunications--                              ADC Telecommunications, Inc. (Convertible):
5.0%                NR*       NR*    1,631,000        1% due 6/15/2008                                            1,374,118
                    NR*       NR*    1,500,000        2.235% due 6/15/2013 (a)                                    1,305,000
                    B-        B3     2,500,000    Alaska Communications System Holdings, Inc., 9.375%
                                                  due 5/15/2009                                                   2,362,500
                    B-        B3     3,275,000    Cincinnati Bell Inc., 8.375% due 1/15/2014                      2,988,437
                    B-        Caa1   1,000,000    FairPoint Communications, Inc., 9.50% due 5/01/2008             1,000,000
                    NR*       Caa1   3,750,000    LCI International, Inc., 7.25% due 6/15/2007                    3,403,125
                    B         Caa2   2,275,000    Qwest Capital Funding, Inc., 6.25% due 7/15/2005                2,297,750
                                                  Qwest Communications International Inc.: (d)
                    B         B3     2,000,000        7.25% due 2/15/2011                                         1,895,000
                    B         B3       700,000        7.50% due 2/15/2014                                           642,250
                    B         Caa1   1,475,000    Qwest Services Corp., 14% due 12/15/2010 (d)                    1,722,063
                    NR*       NR*    1,400,000    Terremark Worldwide, Inc. (Convertible), 9% due
                                                  6/15/2009 (d)                                                   1,298,500
                                                  Time Warner Telecom, Inc.:
                    CCC+      B3       400,000        9.75% due 7/15/2008                                           396,000
                    CCC+      B3     2,450,000        10.125% due 2/01/2011                                       2,352,000
                                                                                                              -------------
                                                                                                                 23,036,743

Transportation--    B+        B1     1,225,000    General Maritime Corporation, 10% due 3/15/2013                 1,391,906
0.9%                B+        B2     2,400,000    Laidlaw International, Inc., 10.75% due 6/15/2011               2,739,000
                                                                                                              -------------
                                                                                                                  4,130,906

Utility--5.6%       B-        B2       800,000    The AES Corporation, 7.75% due 3/01/2014                          826,000
                    B-        B1       250,000    ANR Pipeline Company, 8.875% due 3/15/2010                        281,250
                    CCC+      Caa1     250,000    Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008            172,500
                                                  Calpine Corporation:
                    CCC+      Caa1   1,000,000        8.75% due 7/15/2007                                           792,500
                    CCC+      Caa1   1,000,000        7.875% due 4/01/2008                                          675,000
                    B         NR*    9,450,000        9.875% due 12/01/2011 (d)                                   7,418,250
                    B         NR*    3,025,000        8.75% due 7/15/2013 (d)                                     2,283,875
                    CCC+      B3     1,475,000    Calpine Generating Company LLC, 11.169% due
                                                  4/01/2011 (a)(d)                                                1,327,500
                    BBB-      Ba2    3,300,000    CenterPoint Energy, Inc. (Convertible), 3.75% due
                                                  5/15/2023                                                       3,621,750
                    CCC+      Caa1     550,000    El Paso CGP Company, 7.75% due 6/15/2010                          550,000
                    CCC+      Caa1     900,000    El Paso Corporation, 7% due 5/15/2011                             868,500
                    CCC+      Caa1   1,950,000    El Paso Energy Corporation, 6.75% due 5/15/2009                 1,940,250
                    B-        B3       300,000    El Paso Production Holding Company, 7.75% due 6/01/2013           300,750
                    BB        Ba2      250,000    Sierra Pacific Power Company, 8% due 6/01/2008                    272,500
                    B+        B1     4,000,000    Southern Star Central Corp., 8.50% due 8/01/2010                4,360,000
                    B+        B3       250,000    The Williams Companies, Inc., 7.125% due 9/01/2011                274,375
                                                                                                              -------------
                                                                                                                 25,965,000

Wireless--3.0%      CCC       B3       950,000    American Tower Escrow Corporation, 12.248%** due
                                                  8/01/2008                                                         707,750
                    CCC       Caa1   1,600,000    Centennial Cellular Operating Co. LLC, 8.125% due
                                                  2/01/2014 (d)                                                   1,526,000
                    CCC       Caa1   1,550,000    Centennial Communications Corp., 10.125% due 6/15/2013          1,631,375
                    CCC       B3     1,175,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (d)                    1,222,000
                    B-        B3     6,625,000    Millicom International Cellular SA, 10% due
                                                  12/01/2013 (d)                                                  6,658,125
                    CCC-      Caa2   1,550,000    SBA Communications Corporation, 10.25% due 2/01/2009            1,658,500
                    CCC-      Caa1     750,000    SBA Telecommunications, Inc., 9.75%** due 12/15/2011              607,500
                                                                                                              -------------
                                                                                                                 14,011,250

                                                  Total Corporate Bonds (Cost--$401,287,001)--85.9%             396,385,105


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                            Master U.S. High Yield Trust

                                       Shares
Industry++                             Held       Common Stocks                                                     Value
Consumer Products--0.0%                  3,334    Galey & Lord, Inc.                                          $           0

Diversified Media--0.3%                106,512    Telewest Global, Inc. (g)                                       1,237,669

Food/Tobacco--0.0%                       3,249    Archibald Candy Corporation (h)                                        32

Manufacturing--0.0%                     21,202    Thermadyne Holdings Corporation (g)                               233,010

Paper--0.6%                            301,922    Western Forest Products Inc.                                    2,206,771
                                        83,810    Western Forest Products Inc. (Restricted Shares) (d)              612,574
                                                                                                              -------------
                                                                                                                  2,819,345

                                                  Total Common Stocks (Cost--$14,936,552)--0.9%                   4,290,056


                                                  Preferred Stocks
Airlines--0.0%                           2,980    US Airways Group, Inc. (Convertible)                                    0

Automotive--0.7%                       120,000    General Motors Corporation (Convertible)                        3,378,000

Broadcasting--0.3%                      26,000    Emmis Communications Corporation (Convertible)                  1,089,400

Telecommunications--0.0%                    35    PTV, Inc.                                                             247

                                                  Total Preferred Stocks (Cost--$4,089,788)--1.0%                 4,467,647


                                                  Warrants (e)
Airlines--0.0%                           2,980    US Airways Group, Inc.                                                  0

Consumer Products--0.0%                 17,542    Galey & Lord, Inc., Series A                                            0
                                        18,459    Galey & Lord, Inc., Series B                                            0
                                                                                                              -------------
                                                                                                                          0

Health Care--0.0%                       52,113    HealthSouth Corporation                                           117,254

Manufacturing--0.0%                     20,289    Thermadyne Holdings Corporation (Series B 2006)                         0

Packaging--0.0%                          3,250    Pliant Corporation                                                     33

Wireless--0.1%                             950    American Tower Escrow Corporation                                 178,600
                                        61,075    Loral Space & Communications Ltd.                                     305
                                                                                                              -------------
                                                                                                                    178,905

                                                  Total Warrants (Cost--$6,303,923)--0.1%                           296,192


                                    Beneficial
                                      Interest    Other Interests (f)
                                   $ 7,087,950    US Airways Group, Inc.--Certificates of Beneficial Interest     2,055,506

                                                  Total Other Interests (Cost--$1,913,747)--0.4%                  2,055,506


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Schedule of Investments (concluded)                                                            Master U.S. High Yield Trust

                                    Beneficial
                                      Interest    Short-Term Securities                                               Value
                                   $46,596,100    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I (i)                                                $  46,596,100

                                                  Total Short-Term Securities (Cost--$46,596,100)--10.1%         46,596,100

                    Total Investments (Cost--$475,127,111++++)--98.4%                                           454,090,606
                    Other Assets Less Liabilities--1.6%                                                           7,358,048
                                                                                                              -------------
                    Net Assets--100.0%                                                                        $ 461,448,654
                                                                                                              =============

  ++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++++ The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes were as follows:


     Aggregate cost                           $  474,890,546
                                              ==============
     Gross unrealized appreciation            $   21,486,796
     Gross unrealized depreciation              (42,286,736)
                                              --------------
     Net unrealized depreciation              $ (20,799,940)
                                              ==============


   * Not Rated.

  ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

 *** Floating rate corporate debt in which the Trust invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
     (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate. Corporate loans represent 0.4% of the Trust's net assets.

 (a) Floating rate note.

 (b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

 (c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

 (d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (e) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

 (g) Non-income producing security.

 (h) Non-income producing security: company is in bankruptcy.

 (i) Investments in companies considered to be an affiliate of the Trust
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:


                                            Net            Interest
     Affiliate                            Activity          Income

     Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I           $7,486,205       $ 335,927


     Financial futures contracts sold as of September 30, 2004 were as follows:


     Number of                Expiration      Face        Unrealized
     Contracts    Issue          Date        Value       Depreciation

       175    10-Year U.S.     December
             Treasury Bond       2004     $19,593,237    $ (116,138)


     Swap contracts outstanding as of September 30, 2004 were as follows:


                                            Notional      Unrealized
                                             Amount      Depreciation

     Sold credit default protection on
     Credit Default Exchange, Series 3,
     High Yield and receive 6.25%

     Broker, J.P. Morgan Chase Bank
     Expires December 2009                 $2,000,000     $ (22,500)


     See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statement of Assets and Liabilities                                                            Master U.S. High Yield Trust

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$428,531,011)                 $   407,494,506
           Investments in affiliated securities, at value (identified cost--$46,596,100)                         46,596,100
           Cash on deposit for financial futures contracts                                                          225,000
           Receivables:
               Interest (including $69,162 from affiliates)                               $     8,596,408
               Securities sold                                                                  2,844,876
               Contributions                                                                      578,461
               Variation margin                                                                    27,344
               Swaps                                                                                3,819        12,050,908
                                                                                          ---------------
           Prepaid expenses                                                                                           3,312
                                                                                                            ---------------
           Total assets                                                                                         466,369,826
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on swaps--net                                                                     22,500
           Swap premiums received                                                                                    56,903
           Payables:
               Withdrawals                                                                      2,857,428
               Securities purchased                                                             1,936,670
               Investment adviser                                                                  17,806
               Other affiliates                                                                     2,483         4,814,387
                                                                                          ---------------
           Accrued expenses                                                                                          27,382
                                                                                                            ---------------
           Total liabilities                                                                                      4,921,172
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   461,448,654
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $   482,623,797
           Unrealized depreciation--net                                                                        (21,175,143)
                                                                                                            ---------------
           Net Assets                                                                                       $   461,448,654
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statement of Operations                                                                        Master U.S. High Yield Trust

For the Six Months Ended September 30, 2004
Investment Income

           Interest (including $335,927 from affiliates)                                                    $    19,238,095
           Dividends                                                                                                665,733
           Other                                                                                                     17,319
                                                                                                            ---------------
           Total income                                                                                          19,921,147
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       841,019
           Accounting services                                                                    107,194
           Professional fees                                                                       30,231
           Trustees' fees and expenses                                                             22,649
           Custodian fees                                                                          14,356
           Pricing fees                                                                            11,810
           Printing and shareholder reports                                                         2,409
           Other                                                                                    8,225
                                                                                          ---------------
           Total expenses                                                                                         1,037,893
                                                                                                            ---------------
           Investment income--net                                                                                18,883,254
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized loss on:
               Investments--net                                                               (9,278,920)
               Futures contracts and swaps--net                                                 (454,508)       (9,733,428)
                                                                                          ---------------
           Change in unrealized depreciation on:
               Investments--net                                                                 7,458,055
               Futures contracts and swaps--net                                                    63,686         7,521,741
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (2,211,687)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    16,671,567
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Statements of Changes in Net Assets                                                            Master U.S. High Yield Trust

                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                            September 30,      March 31,
Increase (Decrease) in Net Assets:                                                               2004             2004
Operations

           Investment income--net                                                         $    18,883,254   $    45,350,203
           Realized loss--net                                                                 (9,733,428)      (29,762,931)
           Change in unrealized depreciation--net                                               7,521,741        95,004,168
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                16,671,567       110,591,440
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                         38,728,175       178,254,376
           Fair value of withdrawals                                                        (106,512,829)     (253,367,192)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from capital transactions                      (67,784,654)      (75,112,816)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (51,113,087)        35,478,624
           Beginning of period                                                                512,561,741       477,083,117
                                                                                          ---------------   ---------------
           End of period                                                                  $   461,448,654   $   512,561,741
                                                                                          ===============   ===============

           See Notes to Financial Statements.


Financial Highlights                                                                           Master U.S. High Yield Trust

                                                           For the Six                                       For the Period
                                                           Months Ended                                     Sept. 1, 2000++
The following ratios have been derived from               September 30,      For the Year Ended March 31,     to March 31,
information provided in the financial statements.              2004          2004        2003          2002       2001
Total Investment Return**

           Total investment return                             3.72%+++       23.09%        4.63%      (1.06%)           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .43%*         .43%         .44%         .42%        .45%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                7.86%*        8.49%       10.41%       11.35%      12.13%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  461,449   $  512,562   $  477,083   $  550,391   $  562,432
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    41.56%      119.94%       81.87%       48.56%       30.71%
                                                             ==========   ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements
Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealer that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)
Master U.S. High Yield Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is considered a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)
Master U.S. High Yield Trust


FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended September 30, 2004, the Trust reimbursed
FAM $5,033 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2004 were $175,529,823 and $234,882,226, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended September 30, 2004.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004



Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield
Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 19, 2004